EXHIBIT 32.2

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of OrganiTECH USA, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

Amendment No. 3 to the Annual Report for the year ended December 31, 2005 (the "Form 10-KSB/A") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 14, 2007

By: /s/ Yaron Shalem
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Yaron Shalem
Chief Financial Officer